                                                                 EXHIBIT 10.2
                                 AMENDMENT NO. 1

THIS AMENDMENT NO. 1 effective as of the date of the latter signature set forth below, hereby modifies and amends the OEM Agreement between Northern Telecom Inc. (hereinafter "NTI") and Voicetek Corporation (hereinafter "VOICETEK") effective 16 June 1995, including the Addendum dated 31 August 1995 hereinafter the "ADDENDUM") and the revised Schedule A effective 7 February 1996 (collectively referred to hereinafter as the "AGREEMENT").

                                    RECITALS

WHEREAS, NTI and VOICETEK have negotiated and agreed upon new pricing for a number of VOICETEK's products and/or services;

AND WHEREAS, NTI and VOICETEK elect to have such new pricing set forth in Schedule E of the AGREEMENT;

NOW THEREFORE, in consideration of the mutual promises and obligations hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, THE AGREEMENT IS HEREBY AMENDED AS FOLLOWS:

1. Revised Schedule A, in effect from and after 7 February 1996, is hereby deleted in its entirety and is replaced by a new Schedule A, which is attached hereto and is by this reference made a part of the AGREEMENT.

2. The existing language of Schedule E is hereby deleted in its entirety and is replaced by the following language resulting in new pages 36 through 42, with the pages containing the existing Schedule F being renumbered as pages 43 and 44, the ADDENDUM containing Schedule F-1 renumbered as page 45, Schedule G being renumbered as pages 46 through 51, Schedule H being renumbered as pages 52 through 54, Schedule I being renumbered as page 55 and Schedule J being renumbered as page 56, respectively:

                       CONFIDENTIAL MATERIAL OMITTED AND
                      FILED SEPARATELY WITH THE SECURITIES
              AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS

                                   SCHEDULE A
                              AUTHORIZED TERRITORY

Antigua                                              Malaysia
Argentina                                            Martinique
Australia                                            Mexico
Austria
                                                     Netherlands
Bahamas                                              Netherlands Antilles
Bahrain                                              New Zealand
Barbados                                             Nicaragua
Belgium                                              Norway
Bolivia
Brazil                                               Oman
British Virgin Islands

                                                     Pakistan
Canada                                               Panama
Chile                                                Paraguay
Colombia                                             People's Republic of China
Costa Rica                                           Peru
                                                     Philippines
Denmark                                              Poland
Dominica                                             Portugal
Dominican Republic                                   Puerto Rico

Ecuador                                              Russia
El Salvador

                                                     Saudi Arabia
Finland                                              Singapore
France                                               South Korea
                                                     Spain
Germany                                              St. Kitts & Nevis
Greece                                               St. Lucia
Grenada                                              St. Vincent
Guadeloupe                                           Sweden
Guatemala                                            Switzerland
Guyana                                               Syria

Haiti                                                Taiwan
Honduras                                             Thailand
Hong Kong                                            Trinidad & Tobago
                                                     Turkey
Iceland                                              Turks & Caicos Islands
India
Indonesia                                            United Arab Emirates
Ireland                                              United Kingdom
Israel                                               United States (U.S.)
Italy                                                U.S. Virgin Islands
                                                     Uraguay
Jamaica
Japan                                                Venezuela
Jordan                                               Virgin Islands

Kuwait

NORTHERN TELECOM, INC.                          VOICETEK CORPORATION
By: /s/ R.L. Kelly                              By: /s/ Sheldon Dinkes
   ---------------------------                     -------------------------
Name:  Radford L. Kelly                         Name:  Sheldon Dinkes
       -----------------------                         ---------------------
       (type/print)                                    (type/print)

Title: AVP, Contracts and                       Title: President
       Market Channel Mgmt.                            ---------------------
       ---------------------                           (type/print)
       (type/print)

Date:  12/03/96                                 Date:  November 11, 1996
       ---------------------                           ---------------------

Approved as to legal form
By: Joel M. Erickson
8 November 1996

Except as set forth herein, all other terms and conditions of the AGREEMENT remain unchanged. In the event that a conflict arises between the language of the AGREEMENT and this Amendment No. 1 to the AGREEMENT, the language of this Amendment No. 1 shall take precedence over the Addendum dated 31 August 1995, and the AGREEMENT dated 16 June 1995 in descending order in the resolution of any such conflict. All unmodified terms and conditions of the AGREEMENT shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have, by their duly authorized representatives, executed this Amendment No. 1 to the AGREEMENT as of the date of the latter signature set forth below.


NORTHERN TELECOM, INC.                          VOICETEK CORPORATION
By: /s/ R.L. Kelly                              By: /s/ Sheldon Dinkes
   ---------------------------                     -------------------------
Name:  Radford L. Kelly                         Name:  Sheldon Dinkes
     -------------------------                       -----------------------
Title: AVP, Contracts and                       Title: President
       Market Channel Mgmt.                           ----------------------
       -----------------------
Date:  12/03/96                                 Date:  November 11, 1996
       -----------------------                         ---------------------

Approved as to legal form
By: Joel M. Erickson
8 November 1996

                                   SCHEDULE E


                                 SPECIAL PRICING


SYSTEMS                    PRODUCT DESCRIPTION                                       PRICE
-------                    -------------------                                       -----

MRS/Tower Base             Includes: VTK 2000 (either 486 or Pentium), LSI/120        [*]
System (12 port LS)        network card, D/121B voice card, 12 TSP and 12 RSP
                           licenses, modem (28.8K bps or faster) and cable, Hard
                           Disk (1 GB or higher), PEB cable (10 drops), Terminal
                           cable, Loopstart cable.

MRS/Tower Base System      Includes: VTK 2000 (either 486 or Pentium),                [*]
(24 port Tl)               D/240SC-Tl network/voice interface, 24 TSP licenses,
                           24 RSP licenses, modem (28.8K bps or faster) and
                           cable, Hard Disk (1 GB or higher), PEB cable (10
                           drops), Terminal cable.

MRS/Tower Base System      Includes: VTK 2000 (486 or Pentium), Acculab El            [*]
(30 port El)               network card with or without daughter card, D/32OSC
                           voice card, 30 TSP and 30 RSP licenses, Hard Disk (1
                           GB or higher), PEB cable (10 drops), Terminal cable,
                           DPNSS License.

MRS/Tower Base System      Includes: VTK 2000 (486 or Pentium), Acculab El            [*]
(60 port El)               network card with or without daughter card, 2 x
                           D/320SC voice card, 60 TSP and 60 RSP licenses, Hard
                           Disk (1 GB or higher), PEB cable (10 drops),
                           Terminal cable, DPNSS License.

MRS/Rack AC Base           Includes: VTK AC Rack (486 or Pentium), LSI/l20            [*]
System (12 port LS)        network interface, D/121B voice card, 12 TSP and 12
                           RSP licenses, modem (28.8K bps or faster) and cable,
                           Hard Disk (1 GB or higher), PEB cable (1O drops),
                           Terminal cable, Loopstart cable.

MRS/Rack AC Base           Includes: VTK AC Rack (486 or Pentium), D/240SC-Tl         [*]
System (24 port Tl)        network interface card, 24 TSP and 24 RSP licenses,
                           modem (28.8K bps or faster) and cable, Hard Disk (1
                           GB or higher), PEB cable (10 drops), Terminal cable.

MRS/Rack AC Base           Includes: VTK AC Rack (486 or Pentium), Acculab            [*]
System (30 port El)        El network card with or without daughter card,
                           D/32OSC voice card, 30 TSP & 30 RSP licenses, Hard
                           Disk (1 GB or higher), PEB cable (10 drops),
                           Terminal cable.

MRS/Rack AC Base           Includes: VTK AC Rack (486 or Pentium), Acculab            [*]
System (60 port El)        El network interface with or without daughter card, 2
                           x D/320SC voice card, 60 TSP & 60 RSP licenses, Hard
                           Disk (1 GB or higher), PEB cable (10 drops), Terminal
                           cable.

MRS/Rack DC Base           Includes: VTK DC Rack (486 or Pentium), LSI/120            [*]
System (12 port LS)        network interface, D/121B voice card, 12 TSP and 12
                           RSP licenses, modem (28.8K bps or faster) and cable,
                           Hard Disk (1 GB or higher), PEB cable (10 drops),
                           Terminal cable, Loopstart cable.

MRS/Rack DC Base           Includes: VTK DC Rack (486 or Pentium), D/240SC-Tl         [*]
System (24 port T1)        network interface card, 24 TSP and 24 RSP licenses,
                           modem (28.8K bps or faster) and cable, Hard Disk (1
                           GB or higher), PEB cable (10 drops), Terminal cable.

MRS/Rack DC Base           Includes: VTK DC Rack (486 or Pentium), Acculab El         [*]
System (30 port El)        network card with or without daughter card, D/320SC
                           voice card, 30 TSP & 30 RSP licenses, Hard Disk (1 GB
                           or higher), PEB cable (10 drops), Terminal cable.

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    EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                   SCHEDULE E


                                 SPECIAL PRICING
                                   (continued)


 SYSTEMS                    PRODUCT DESCRIPTION                                      PRICE
 -------                    -------------------                                      -----

 MRS/Rack DC Base          Includes: VTK DC Rack (486 or Pentium), Acculab El         [*]
 System (60 port El)       network interface with or without daughter card, 2 x
                           D/320SC voice card, 60 TSP & 60 RSP licenses, Hard
                           Disk (1 GB or higher), PEB cable (10 drops),
                           Terminal cable.

 Zero Port International   Includes: VTK 2000 (either 486 or Pentium), Hard           [*]
 Tower                     Disk (1 GB or higher), PEB cable (10 drops), Terminal
                           cable. Note. Orders for zero port systems must include
                           the appropriate network interface card ordered as a
                           separate line item.

 Zero Port International   Includes: VTK AC or DC Rack (486 or Pentium), Hard         [*]
 Rack                      Disk (1 GB or higher), PEB cable (10 drops), Terminal
                           cable. Note: Orders for zero port systems must
                           include the appropriate network interface card
                           ordered as a separate item.

 8-Port Loopstart          Includes: VTK 2000 (either 486 or Pentium), LSI/80         [*]
 International Tower       network card, D/81 A voice card, 8 TSP and 8 RSP
                           licenses, Hard Disk (1 GB or higher), PEB cable (10
                           drops), Terminal cable, Loopstart cable.

 16-Port Loopstart         Includes: VTK 2000 (either 486 or Pentium), 2 x            [*]
 International Tower       LSI/80 network card, 2 x D/81A voice card, 16 TSP and
                           16 RSP licenses, Hard Disk (lGB or higher), PEB cable
                           (10 drops), Terminal cable, 2 x Loopstart cable.

 24-Port Loopstart         Includes: VTK 2000 (either 486 or Pentium), 3 x            [*]
 International Tower       LSI/80 network card, 3 x D/81 A voice card, 24 TSP
                           and 24 RSP licenses, Hard Disk (lGB or higher), PEB
                           cable (10 drops), Terminal cable, 3 x Loopstart
                           cable.

 PORT ASSEMBLIES           PRODUCT DESCRIPTION                                       PRICE
 ---------------           -------------------                                       -----
 (INCLUDING TSP AND
 RSP LICENSES)

 Loopstart Port Assembly   Includes: LSI/120 network card, D/121B voice card, 12      [*]
 (12 ports)                TSP & 12 RSP licenses, Loopstart cable, PEB cable (10
                           drops).

 Loopstart Port Assembly   Includes: LSI/80 network card, D/81A voice card, 8         [*]
 (8 ports)                 TSP & 8 RSP licenses, Loopstart cable, PEB cable (10
                           drops).

 Tl Port Assembly          Includes: D/240SC-T1 Network/Voice card, 24 TSP & 24       [*]
 (24 ports)                RSP licenses, PEB cable (10 drops).

 El Port Assembly          Includes: Acculab El network card with or without          [*]
 (30 ports)                daughter card, D/320SC voice card, 30 TSP & 30 RSP
                           licenses, PEB cable (10 drops), DPNSS License.

 El Port Assembly          Includes: Acculab (60 port) El network card with or        [*]
 (60 ports)                without daughter card, D/320SC voice card, 60 TSP &
                           60 RSP licenses, PEB cable (10 drops), DPNSS License.

 D/41 ESCPort              Includes: D/41 ESC Network/Voice card, 4 TSP & 4 RSP       [*]
 Assembly (4 Ports)        licenses, PEB cable (10 drops).

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    EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                   SCHEDULE E


                                 SPECIAL PRICING
                                   (continued)

PORT ASSEMBLIES             PRODUCT DESCRIPTION                                      PRICE
---------------             -------------------                                      -----
(WITHOUT TSP AND
RSP LICENSES)
Loopstart Port Assembly    Includes: LSI/120 network card, D/121 B voice card,        [*]
(12 ports) without TSP     Loopstart cable, PEB cable (10 drops).
and RSP licenses

Loopstart Port Assembly    Includes: LSI/80 network card, D/81 A voice card,          [*]
(8 ports) without TSP      Loopstart cable, PEB cable (10 drops).
and RSP licenses

Tl Port Assembly           Includes: D/240SC-Tl Network/Voice card, PEB cable         [*]
(24 ports) without TSP     (10 drops).
and RSP licenses

El Port Assembly           Includes: Acculab El network card with or without          [*]
(30 ports) without TSP     daughter card, D/320SC voice card, DPNSS License.
and RSP licenses

El Port Assembly           Includes: Acculab (60 port) El network card with or        [*]
(60 Ports) without TSP     without daughter card, D/320SC voice card, PEB cable
and RSP licenses           (10 drops), DPNSS License.

D/41 ESC Port              Includes: D/41 ESC Network/Voice card, PEB cable (10       [*]
Assembly (4 Ports)         drops).
without TSP and RSP
licenses

SOFTWARE                   PRODUCT DESCRIPTION                                      PRICE
--------                   -------------------                                      -----
(DEVELOPMENT AND
RUNTIME LICENSES)
IVR Generator 2.0/S        Single User SCO Generations Developers License for         [*]
Developer Single-User      MRS/Tower or MRS/Rack configurations (no RSP).
License

IVR Generator 2.0/S        Four-User SCO Generations Developers License for           [*]
Developer 4-user           MRS/Tower or MRS/Rack configurations (no RSP).
License

IVR Generator 2.0/S        Four-User SCO Generations Developers License for           [*]
Developer 4-user           Nortel VADs ONLY. Includes Prompt Manager.
License for VADs
***SPECIAL**'

IVR Generator 2.0/S        Generations RSP License (per port). Price when             [*]
Runtime License            purchased in quantities less than 336 ports (per
                           port).

MRS Software License       TSP License (per port). Price when purchased in            [*]
(per port)                 quantities less than 336 ports.

IVR Generator Runtime      Per Port Runtime Licenses will be reduced to [*] per       [*]
and MRS License BULK       port for each of TSP and Generations RSP when
PURCHASES                  purchased in quantities of combined licenses
                           [*] [*]).

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    EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                   SCHEDULE E


                                 SPECIAL PRICING
                                   (continued)


SOFTWARE                   PRODUCT DESCRIPTION                                      PRICE
--------                   -------------------                                      -----
(DEVELOPMENT AND
RUNTIME LICENSES)

IVR Generator 2.0/S        Single user development license will be reduced to        [*]
Developer Single-User      [*] when purchased in quantities of 25 [*]
License BULK               [*]
PURCHASES
HOST                       PRODUCT DESCRIPTION                                      PRICE
----                       -------------------                                      -----
COMMUNICATIONS
OPTIONS
VT100 Communications       Includes: VT100 Communications board (8 ports),            [*]
(8 ports) and TRS          VOICETEK's Host Link Software ([*]/port).

VT100 Communications       Includes: VT100 Communications board (16                   [*]
(16 ports) and TRS         ports), VOICETEK's Host Link Software
                           ([*]/port).

VT100 Communications       Includes: VT100 Communications board (32 ports), &         [*]
(32 ports) and TRS         VOICETEK's Host Link Software ([*]/port).

32 Session Expansion       Includes: Apertus 32 session (LU) software license         [*]
for 3270 or 5250           and VOICETEK 32 session Host Link software.

3270 Communications        Includes: Apertus Sync. or Token Ring Adapter,             [*]
(4 LUs, TRS, TR or         Apertus 3270 software, Apertus 4 session (LU)
SDLC)                      software license, 4 session VOICETEK Host Link
                           software license ([*]/port).

3270 Communications        Includes: Apertus Sync. or Token Ring Adapter,             [*]
(8 LUs, TRS, TR or         Apertus 3270 software, Apertus 8 session (LU)
SDLC)                      software license, 8 session VOICETEK Host Link
                           software license ([*]/port).

3270 Communications        Includes: Apertus Sync. or Token Ring Adapter,             [*]
(16 LUs, TRS, TR or        Apertus 3270 software, Apertus 16 session (LU)
SDLC)                      software license, 16 session VOICETEK Host Link
                           software license ([*]/port).

3270 Communications        Includes: Apertus Sync. or Token Ring Adapter,             [*]
(32 LUs, TRS, TR or        Apertus 3270 software, Apertus 32 session (LU)
SDLC)                      software license, 32 session VOICETEK Host Link
                           software license ([*]/port).

5250 Communications        Includes: Apertus Sync. or Token Ring Adapter,             [*]
(4 LUs, TRS, TR or         Apertus 5250 software, Apertus 4 session (LU)
SDLC                       software license, 4 session VOICETEK Host Link
                           software license ([*]/port).

5250 Communications        Includes: Apertus Sync. or Token Ring Adapter,             [*]
(8 LUs, TRS, TR or         Apertus 5250 software, Apertus 8 session (LU)
SDLC)                      software license, 8 session VOICETEK Host Link
                           software license ([*]/port).

5250 Communications        Includes: Apertus Sync. or Token Ring Adapter,             [*]
(16 LUs, TRS, TR or        Apertus 5250 software, Apertus 16 session (LU)
SDLC)                      software license, 16 session VOICETEK Host Link
                           software license ([*]/port).

5250 Communications        Includes: Apertus Sync. or Token Ring Adapter,             [*]
(32 LUs, TRS, TR or        Apertus 5250 software, Apertus 32 session (LU)
SDLC)                      software license, 32 session VOICETEK Host Link
                           software license ([*]/port).

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    EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                   SCHEDULE E


                                 SPECIAL PRICING
                                   (continued)



HOST                        PRODUCT DESCRIPTION                                                   PRICE
----                        -------------------                                                   -----
COMMUNICATIONS
OPTIONS

4 to 8 Port LU Expansion    Includes: Apertus 4 session (LU) software license, 4 session            [*]
                            VOICETEK Host Link software license.

8 to 16 Port LU             Includes: Apertus 8 session (LU) software license, 8 session            [*]
Expansion                   VOICETEK Host Link software license.

16 to 32 Port LU            Includes: Apertus 8 session (LU) software license, 16 session           [*]
Expansion                   VOICETEK Host Link software license.

ADVANCED                    PRODUCT DESCRIPTION                                                   PRICE
--------                    -------------------                                                   -----
OPTIONS
Text-to-Speech              Includes: Antares DSP card & configured KEYLOCK, 4 port L&H TTS         [*]
(4 ports)                   license, 4 port Generations TTS License ([*]/port).

Text-to-Speech              Includes: Newly configured KEYLOCK, 4 port L&H TTS license, 4 port      [*]
Expansion (4 ports)         Generations TTS License ([*]/port).

Discrete Speech Rec         Includes: VRP base board, VRM/40 daughter card, 4 port Generations      [*]
(4 ports)                   Discrete Voice Recognition License ([*]/port).

Discrete Speech Rec         Includes: VRM/40 daughter card, 4 port Generations Discrete Voice       [*]
Expansion (4 ports)         Recognition License ([*]/port).

Continuous Speech Rec       Includes: VRP base board, VRM/2C daughter card, 2 port Generations      [*]
(2 ports)                   Continuous Voice Recognition License ([*]/port).

Continuous Speech Rec       Includes: VRM/2C daughter card, 2 port Generations Continuous           [*]
Expansion (2 ports)         Voice Recognition License ([*]/port).

Fax (2 ports)               Includes: Brooktrout 2-port fax card, 2 port Generations Fax License    [*]
                            ([*]/port).

Fax (4 ports)               Includes: Brooktrout 4-port fax card, 4 port Generations Fax License    [*]
                            ([*]/port).

Fax (8 ports)               Includes: Brooktrout 8-port fax card, 8 port Generations Fax License    [*]
                            ([*]/port).

SQL Link Software           Includes: License (per AP) for VOICETEK Generations SQL Link            [*]
                            software on SCO for Ingres, Informix, Oracle, or Sybase.

SQL Link Software           SQL License will be reduced to [*] per Application Processor when    [*]
BULK PURCHASE               purchased in quantities of 20 ([*]).

ADSI Software Support       Includes: License (per AP) for VOICETEK Generations ADSI software       [*]
                            for SCO.

ADSI Software Support       ADSI license will be reduced to [*] per Application Processor        [*]
BULK PURCHASE               when purchased in quantities of 5 ([*]).

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    EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                   SCHEDULE E


                                 SPECIAL PRICING
                                   (continued)

ADVANCED                    PRODUCT DESCRIPTION                                                     PRICE
--------                    -------------------                                                     -----
OPTIONS

Disk Mirroring              Includes: License for VOICETEK Disk Mirroring software option (based    [*]
                            on Veritas software).

Redundant Power             Includes: Redundant power supply and associated components,             [*]
Supply for DC-powered       VOICETEK License for redundant DC power software option.
MRS/Rack

Prompt Manager              Includes: License for VOICETEK Prompt Management software.              [*]
Software

Audio Interface Unit        Includes: Audio interface unit.                                         [*]

OTHER                       PRODUCT DESCRIPTION                                                     PRICE
-----                       -------------------                                                     -----
Rack Cabinet                Includes:  Rack cabinet, one set of Rack Cabinet Rails.                 [*]

Rack Cabinet Rails          Includes:  One set of Rack Cabinet Rails.                               [*]

1 GB Hard Disk for          Includes: 1GB hard disk drive.                                          [*]
MRS/Tower or MRS/Rack

Security KEYLOCK            Includes: Security KEYLOCK.                                             [*]

DMX Option                  Includes: DMX card, VOICETEK DMX support software.                      [*]

Tower Spares Kit            Includes: CPU (486 or Pentium) module and 32MB memory, AC               [*]
                            Power Supply, Serial I/0 card, SCSI controller, Ethernet controller,
                            SCSI cable, Floppy cable.

AC Rack Spares Kit          Includes: CPU (486 or Pentium) module and 32MB memory, AC Power         [*]
                            Supply, Serial I/0 card, SCSI controller, Ethernet controller, SCSI cable, Floppy cable.

DC Rack Spares Kit          Includes: CPU (486 or Pentium) module and 32MB memory, AC Power         [*]
                            Supply, Serial I/0 card, SCSI controller, Ethernet controller, SCSI cable, Floppy cable.

RETAINED FROM
PREVIOUS VERSION
SCHEDULE E                  PRODUCT DESCRIPTION                                                     PRICE
-------------               -------------------                                                     -----

D41 (Norstar) Norstar       PT-04-NS                                                                [*]
Voice Port Assembly

Redundant AP Software       RED-AP-SW                                                               [*]

Report Writer Software      RW-OPT                                                                  [*]
(Customized Version)

Rolm ACD Interface          PBX-RM                                                                  [*]

Meridian 1 ACD Interface    PBX-NT                                                                  [*]


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    EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                   SCHEDULE E

                                SPECIAL PRICING
                                  (continued)

RETAINED FROM              PRODUCT DESCRIPTION                                                     PRICE
-------------              -------------------                                                     -----
PREVIOUS VERSION
SCHEDULE E


Customized PBX             PBX-C1                                                                  [*]
Interface

SMDI Software              Includes: RTU License for Voicetek SMDI support software.               [*]

UPS Software Support       Includes: RTU License for Voicetek UPS support software on MRS.         [*]



[*]


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    EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.